UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On December 27, 2024, European Wax Center, Inc. (the “Company”) issued to dolabra holdings llc, an affiliate of dolabra digital llc (“dolabra”), 300,000 restricted shares (the “Restricted Stock”) of Class A common stock of the Company, par value $0.001 (the “Common Stock”), and warrants to purchase an aggregate amount of 2,730,000 shares of Common Stock in five tranches at the amounts and strike prices as set forth below (the “Warrants” and together with the Restricted Stock, the “Securities”):

Warrant Tranche	Number of Warrants	Strike Price
Tranche 1	365,000	$6.24
Tranche 2	365,000	$9.00
Tranche 3	500,000	$12.00
Tranche 4	750,000	$17.00
Tranche 5	750,000	$19.00

The Restricted Stock will vest as follows: (i) 100,000 shares upon the earlier of (1) December 27, 2025 and (2) the Company reporting system wide sales (“SWS”) of $1.1 billion; (ii) 100,000 shares upon the earlier of (1) December 27, 2026 and (2) the Company reporting SWS of $1.25 billion; and (iii) 100,000 shares on the earlier of (1) December 27, 2027 and (2) the Company reporting SWS of $1.4 billion. The Warrants will vest as follows (i) one-half of the Warrants shall vest on April 1, 2025 and (ii) thereafter, one-sixth of the Warrant shall vest at the end of each subsequent six-month period following the initial vesting on April 1, 2025. The vesting of the Restricted Stock and Warrants are subject to acceleration upon the occurrence of a change of control transaction.

The Securities were issued to dolabra in consideration for the provision of professional services by dolabra to the Company. The issuance was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

The foregoing summary of the terms of the Securities does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Form of Warrant, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Restricted Stock Award Agreement, dated December 27, 2024 by and between dolabra holdings llc and the Company.
10.2	Form of dolabra Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date:	January 3, 2025	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor Title: Chief Administrative Officer, General Counsel and Corporate Secretary